VANGUARD(R)OHIO TAX-EXEMPT FUNDS

Semiannual Report - May 31, 2001

BOND

INCLUDED WITHIN THIS REPORT:
VANGUARD OHIO TAX-EXEMPT MONEY MARKET FUND
VANGUARD OHIO LONG-TERM TAX-EXEMPT FUND

[PHOTO OF COMPASS/SHIP]

[THE VANGUARD GROUP(R) LOGO]

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SOME LESSONS
 FROM THE MARKETS
Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

          **Things change. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

          **Diversification matters. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

          **Perspective is paramount. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard Ohio Long-Term Tax-Exempt Fund earned a solid fiscal half-year return of 4.7%, topping the performance of its average peer.

* Interest rates generally declined during the six months, providing a boost to prices of all but the longest-maturity securities.

* Municipal bonds performed well during the period, easily outpacing the returns from stocks, which continued to struggle.


CONTENTS

 1 Letter from the Chairman

 5 Report from the Adviser

 7 Fund Profiles

 9 Glossary of Investment Terms

10 Performance Summaries

11 Financial Statements

LETTER
 from the Chairman

Dear Shareholder,
In an environment that was friendly to bonds but hostile to stocks, VANGUARD OHIO LONG-TERM TAX-EXEMPT FUND earned a robust six-month total return of 4.7%.

     As you can see in the adjacent table, for the period ended May 31, 2001, your fund's total return (capital change plus reinvested dividends) bested that of its average mutual fund peer and matched that of its unmanaged benchmark index.

TOTAL RETURNS                          Six Months Ended
                                           May 31, 2001
--------------------------------------------------------------------------------
VANGUARD OHIO TAX-EXEMPT
  MONEY MARKET FUND                              1.8%
(SEC 7-Day Annualized Yield: 3.29%)
Average Ohio Tax-Exempt
 Money Market Fund*                              1.6
--------------------------------------------------------------------------------
VANGUARD OHIO LONG-TERM
 TAX-EXEMPT FUND                                 4.7%
Average Ohio Municipal Debt Fund*                4.1
Lehman Municipal Bond Index                      4.7
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The fund's return is based on an increase in net asset value from $11.53 per share on November 30, 2000, to $11.78 per share on May 31, 2001, and is adjusted for dividends totaling $0.289 per share paid from net investment income.

     The table also presents the six-month total return of VANGUARD OHIO TAX-EXEMPT MONEY MARKET FUND, which outperformed its average mutual fund peer during the period. The Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed.

     On May 31, the Long-Term Tax-Exempt Fund's yield stood at 4.57%, down from 4.98% at the end of November 2000; the Money Market Fund's yield was 3.29%, down from 4.13%.

     For Ohio residents, income earned by the fund is exempt from federal and Ohio income taxes, but may be subject to local taxes and to the federal alternative minimum tax. That means that for taxpayers in the highest federal income tax bracket (39.6%), the taxable equivalent yields were 7.6% for the Long-Term Fund and about 5.4% for the Money Market Fund at the end of the fiscal half-year.

FINANCIAL MARKETS IN REVIEW
During the six months ended May 31, the U.S. economy was marked by two opposing trends: strength among consumers and weakness in the industrial sectors. Housing starts and sales were strong, and consumer

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spending remained healthy. Unemployment edged up--in May 4.4% of the labor force was unemployed--but consumers stayed relatively calm. Indeed, a survey of consumer confidence showed improved sentiment in May, although the confidence level was well below the January 2000 high.

MARKET BAROMETER                                                   Total Returns
                                                      Periods Ended May 31, 2001

                                                    Six         One         Five
                                                 Months        Year       Years*
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)        5.1%       13.1%         7.7%
Lehman 10 Year Municipal Bond Index                4.6        11.8          6.7
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                         2.7         5.8          5.2
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                        -3.9%      -10.6%        15.1%
Russell 2000 Index (Small-caps)                   12.2         5.7          8.0
Wilshire 5000 Index (Entire market)               -2.5       -10.1         13.3
MSCI EAFE Index (International)                   -7.6       -16.9          4.2
================================================================================
CPI
Consumer Price Index                               2.1%        3.6%         2.6%
--------------------------------------------------------------------------------
*Annualized.

     The industrial economy fared worse. Businesses trimmed spending on capital equipment, with especially sharp cutbacks in outlays for computers and software. Industrial production declined throughout the half-year. Manufacturing activity cooled, and slowing sales within the industrial sector left substantial inventory on warehouse shelves.

     Overall, a strong consumer economy and a weak industrial economy added up to modest growth in the period. In the first quarter of 2001, inflation-adjusted gross domestic product, the estimated value of the nation's output of goods and services, increased at a 1.2% annual rate, far below the 4.8% pace during the same period in 2000.

     The Federal Reserve Board's Open Market Committee responded to the mixed economic picture with five reductions in its target for short-term interest rates. The first cut came in January and the most recent on May 15. In total, the FOMC sliced 250 basis points (2.5 percentage points) from short-term rates in an effort to stimulate capital spending and sustain consumers' upbeat mood.

     The U.S. stock market's course reflected the uncertainty in the broad economy. After a swift fall early in the six months, U.S. stocks rallied in April and May. Continued weakness in large-capitalization technology stocks kept the broad stock market in negative territory, but smaller stocks and value stocks--those issues with low prices relative to fundamental measures such as earnings and book value--thrived.

     Bonds turned in good results during the period. The prices of bonds with maturities of less than 5 years enjoyed the biggest gains, as their yields declined in step with the FOMC's rate cuts. (Bond prices move in the opposite direction from their yields.) The yields on longer-term bonds rose slightly, heightening the difference between the cost of short-term and long-term borrowing. At the

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

end of May, the difference between the yield of the 30-year U.S. Treasury bond and that of the 3-year Treasury note stood at 116 basis points (1.16 percentage points), up from just 3 basis points six months earlier.

THE MUNI MARKET
Municipal bonds also enjoyed strong returns during the six months. The gap between the yields of long-term U.S. Treasuries and long-term municipal bonds widened a bit during the period, but remained relatively narrow. In fact, on May 31, the yield of the 30-year U.S. Treasury bond was just 48 basis points higher than that of a high-quality, long-term muni bond. In other words, municipal bonds, whose interest is exempt from federal income taxes, offer a yield that is more than 91% of that of Treasury bonds, which are fully taxable at a rate of up to 39.6%. (As a result of the new tax law, the top rate will drop to 38.6% on July 1.)

     The yield of short-term munis fell 145 basis points to 2.75%, while that of the 3-month Treasury bill fell more than 250 basis points to 3.62% during the period.

     The Report from the Adviser, which begins on page 5, provides more details about the municipal bond market.

PERFORMANCE OVERVIEW
The 4.7% return of the Ohio Long-Term Tax-Exempt Fund was quite good, both on an absolute basis and relative to its average peer. During the half-year, the fund's 2.5% income return was augmented by a price increase of 2.2%.

     A six-month return, of course, does not provide a complete picture of a bond fund's performance. That's because semiannual returns for bond funds account for only half of the year's interest income, while price changes immediately reflect current movements in interest rates-rising when rates fall and falling when rates rise. For perspective, it's important to consider a full year's interest income when evaluating a bond fund. For the 12 months ended May 31, 2001, the Long-Term Tax-Exempt Fund earned an excellent total return of 12.5%, consisting of an income return of 5.5% and a price increase of 7.0%.

--------------------------------------------------------------------------------
Though bond prices rise and fall, it is interest income that accounts for virtually all of a bond fund's long-term total return.
--------------------------------------------------------------------------------

     Keep in mind that while falling interest rates have a salutary impact on bond prices, a rate decline also means a reduction in the income paid by fixed income investments. When interest rates drop, bond prices rise immediately, but over the long haul, lower rates diminish the income earned on reinvested dividends.

     Though bond prices rise and fall over time, it is interest income that accounts for virtually all of a bond fund's long-term total return. Therefore, the best indicator

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

of a bond fund's future long-term returns--though it is a far-from-perfect measure--is the fund's yield, currently about 4.6% for the Long-Term Tax-Exempt Fund.

     Your funds' fine relative results over the past six months--and over their lifetimes--can be attributed to our significant cost advantage over similar funds and to skillful investment management. Our Long-Term Tax-Exempt and Tax-Exempt Money Market Funds have annualized expense ratios (expenses as a percentage of average net assets) of 0.17% and 0.18% (or $1.70 and $1.80 per $1,000 invested), respectively, a fraction of the 1.16% charged by the average Ohio municipal fund and the 0.58% charged by the average Ohio tax-exempt money market fund, according to Lipper Inc. The combination of excellent investment management by Vanguard's Fixed Income Group, which oversees all of our municipal bond portfolios, and our cost advantage provides our shareholders with benefits that have proven difficult to beat.

     We thank you for your confidence in our approach and for entrusting your money to us.

IN SUMMARY
During the stock market turbulence of the past year, many investors seemed to have rediscovered the benefits of bonds. Of course, we believe that the diversification and interest income provided by fixed income securities always have been--and always will be--valuable pieces of a solid investment program. And for investors in higher tax brackets, municipal bonds play an especially beneficial role.

     We believe that a diversified portfolio of stock, bond, and money market funds--apportioned in accordance with your goals and risk tolerance--is the best response to the market's ever-present uncertainties. Once you've devised such a portfolio, we recommend sticking with your plan for the long haul.


Sincerely,

/S/ JOHN J. BRENNAN

June 12, 2001

                                                      [PHOTO OF JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN
                                                                    CHAIRMAN AND
                                                         CHIEF EXECUTIVE OFFICER

REPORT
 from the Adviser                                    VANGUARD FIXED INCOME GROUP

Municipal bonds performed well during the six months ended May 31, 2001. Prices generally rose during the fiscal half-year of VANGUARD OHIO LONG-TERM TAX-EXEMPT FUND, supplementing the fund's interest income and resulting in a solid total return of 4.7%. VANGUARD OHIO TAX-EXEMPT MONEY MARKET FUND earned a six-month return of 1.8% that topped that of its average peer.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Ohio income taxes by investing in high-quality securities issued by Ohio state, county, and municipal governments.
--------------------------------------------------------------------------------

THE ECONOMIC ENVIRONMENT
Over the past several months, low economic visibility has hampered forecasters' ability to predict the future. Conflicting signals about the health of the economy and the outlook for corporate profits continue to make short-term forecasts--not to mention long-term estimates--very difficult. Corporate capital spending is weak and the manufacturing sector is suffering. But consumer spending has remained relatively strong, even in the face of higher fuel costs and a softening job market.

     The Federal Reserve Board has dealt with the economic slowdown-- real (inflation-adjusted) gross domestic product slipped to an annual rate of 1.2% during the first quarter of 2001--by cutting its target for short-term interest rates. The Fed trimmed the federal funds rate by a total of 250 basis points (2.5 percentage points) over the past six months, and further cuts are likely. The decline in short-term interest rates has resulted in a dramatic steepening in the yield curves (a representation of yields across maturities) for both U.S. Treasury securities and municipal bonds.

     President George Bush's tax-cut plan will bring refunds of $300 to $600 to taxpayers in the coming months and will phase in lower tax rates across all brackets. The immediate effect of these changes on munis is unclear because the phase-in period will last five years.

STATE BUDGETS UNDER SCRUTINY
State tax revenues have been mounting substantially over the past several years, and the improving fiscal health of many states led to upgrades in their bond credit ratings. Over the past several months, however, the expansion in tax revenues has slowed as the pace of economic growth decelerated. Most states have built solid rainy-day funds and have reduced debt--both positive developments in the face of the economic slowdown--but some states have also reduced income tax rates. In this environment, revenue estimates and budgets will be under close scrutiny. Consequently, the trend of upgrading states' credit quality has probably already peaked.

MOVEMENTS IN MUNI YIELDS
During the six months, municipal bonds outperformed Treasuries across most maturities, coming up short only among 1-year securities. The Treasury yield curve steepened more than the muni curve, which tends to be more stable. This means that yields of shorter-term Treasury securities declined more sharply than those of shorter-term munis. The yield of the 1-year Treasury note slipped 234 basis points (2.34 percentage points), while the yield of the comparable muni fell 153 basis points (1.53 percentage points).

     For intermediate-term issues, the yield of the 10-year Treasury note declined slightly, falling just 9 basis points. The yield of the 10-year muni declined 27 basis points. Among bonds with maturities of 30 years, Treasury yields actually rose a bit--reflecting heightened inflation concerns and a belief that federal budget surpluses won't be as large as previously forecast--and muni yields slipped 16 basis points.

     Overall, the relative attractiveness of munis declined somewhat during the fiscal half-year, but for investors in most tax brackets, municipal bonds continue to provide solid value. On May 31, a 10-year muni provided a tax-exempt yield equal to about 82% of the taxable yield of a comparable Treasury bond, down from about 86% six months earlier.

     Nationwide, muni bond issuance is up 41% over the past year; supply in Ohio rose 72% over the 12 months.

OUR INVESTMENT APPROACH
Because volatility in the equity markets showed no signs of letting up during the half-year, bonds remained a relatively popular choice for investors seeking to balance their investment portfolios. Going forward, we pledge to maintain our focus on providing a high-quality, low-cost fund that can play an important role in the portfolios of many investors.


Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
John M. Carbone, Principal
Christopher W. Alwine, Principal

June 13, 2001

FUND PROFILE                                                  As of May 31, 2001
 for Ohio Tax-Exempt Money Market Fund

This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 9.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES

Yield                             3.3%
Average Maturity               57 days
Average Quality                  MIG-1
Expense Ratio                   0.18%*
--------------------------------------------------------------------------------
*Annualized.


--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY
 (% of portfolio)

MIG/SP-1+                         56.4%
A-1/P-1                           26.7
AAA/AA                            12.3
A                                  4.6
--------------------------------------------------------------------------------
Total                            100.0%
--------------------------------------------------------------------------------

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

FUND PROFILE                                                  As of May 31, 2001
 for Ohio Long-Term Tax-Exempt Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 9.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES

                                                                 Lehman
                                               Fund              Index*
--------------------------------------------------------------------------------
Number of Issues                                228              40,955
Yield                                          4.6%                4.6%
Yield to Maturity                              4.6%                  --
Average Coupon                                 4.8%                5.4%
Average Maturity                          8.7 years          13.6 years
Average Quality                                 AAA                 AA+
Average Duration                          6.6 years           7.7 years
Expense Ratio                               0.17%**                  --
Cash Investments                               1.0%                  --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                Lehman
                      Fund      Index*
--------------------------------------------------------------------------------
R-Squared             0.98      1.00
Beta                  1.16      1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY
 (% of portfolio)

Under 1 Year                       8.2%
1-5 Years                         12.6
5-10 Years                        48.9
10-20 Years                       26.9
20-30 Years                        3.4
Over 30 Years                      0.0
--------------------------------------------------------------------------------
Total                            100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY
(% of portfolio)

AAA                  92.5%
AA                    7.5
A                     0.0
BBB                   0.0
BB                    0.0
B                     0.0
--------------------------------------------------------------------------------
Total               100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

CREDIT QUALITY - HIGH
AVERAGE MATURITY - LONG
--------------------------------------------------------------------------------

 *Lehman Municipal Bond Index.
**Annualized.

                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
 of Investment Terms

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES
In the performance summaries below, all of the data represent past performance, which cannot be used to predict future returns that may be achieved by the funds.
     An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Ohio Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.
     For bond funds, both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

OHIO TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      November 30, 1990-May 31, 2001
--------------------------------------------------------------------------------
                         OHIO TAX-EXEMPT             AVERAGE
                        MONEY MARKET FUND              FUND*
--------------------------------------------------------------------------------
Fiscal                         Total                   Total
Year                          Return                  Return
--------------------------------------------------------------------------------
1991                             4.7%                    4.5%
1992                             3.0                     2.9
1993                             2.4                     2.2
1994                             2.6                     2.4
1995                             3.8                     3.5
1996                             3.4                     3.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         OHIO TAX-EXEMPT             AVERAGE
                        MONEY MARKET FUND              FUND*
--------------------------------------------------------------------------------
Fiscal                         Total                   Total
Year                          Return                  Return
--------------------------------------------------------------------------------
1997                             3.5%                    3.2%
1998                             3.4                     3.1
1999                             3.0                     2.8
2000                             4.0                     3.6
2001*                            1.8                     1.6
--------------------------------------------------------------------------------
SEC 7-Day Annualized Yield (5/31/2001): 3.29%
--------------------------------------------------------------------------------
*Average Ohio Tax-Exempt Money Market Fund; derived from data provided by Lipper Inc.
**Six months ended May 31, 2001.
See Financial Highlights table on page 22 for dividend information for the past five years.


OHIO LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      November 30, 1990-May 31, 2001
--------------------------------------------------------------------------------
                         OHIO LONG-TERM
                         TAX-EXEMPT FUND                               LEHMAN*

Fiscal                   Capital       Income       Total                  Total
Year                      Return       Return      Return                 Return
--------------------------------------------------------------------------------
1991                       2.9%         6.6%         9.5%                  10.3%
1992                       4.5           6.2        10.7                   10.0
1993                       6.3           5.7        12.0                   11.1
1994                     -11.2           4.9        -6.3                   -5.2
1995                      13.1           6.4        19.5                   18.9
1996                       0.3           5.4         5.7                    5.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         OHIO LONG-TERM
                         TAX-EXEMPT FUND                               LEHMAN*

Fiscal                   Capital       Income       Total                  Total
Year                      Return       Return      Return                 Return
--------------------------------------------------------------------------------
1997                       0.9%         5.4%        6.3%                   7.2%
1998                       2.6          5.2         7.8                    7.8
1999                      -6.9          4.8        -2.1                   -1.1
2000                       3.2          5.6         8.8                    8.2
2001**                     2.2          2.5         4.7                    4.7
--------------------------------------------------------------------------------
 *Lehman Municipal Bond Index.
**Six months ended May 31, 2001.
See Financial Highlights table on page 23 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
 May 31, 2001 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------------------
                                                                                           FACE          MARKET
                                                                        MATURITY         AMOUNT          VALUE*
OHIO TAX-EXEMPT MONEY MARKET FUND                            COUPON         DATE          (000)           (000)
---------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.1%)
---------------------------------------------------------------------------------------------------------------
Amherst OH Exempt Village School Dist. BAN                   4.25%   7/31/2001      $     8,000   $       8,013
Ashland County OH BAN                                        4.90%   6/12/2001           10,000          10,002
Bay Village OH BAN                                           4.74%   6/29/2001            4,000           4,000
Butler County OH BAN                                         3.75%   3/14/2002            3,150           3,161
Butler County OH BAN                                         4.59%  10/18/2001            1,250           1,252
Butler County OH BAN                                         4.75%  10/18/2001            8,980           8,993
Butler County OH BAN                                         4.80%   7/11/2001            2,850           2,851
Butler County OH BAN                                         5.00%    8/2/2001            6,000           6,006
Cleveland OH Airport System Rev. VRDO                        2.85%    6/7/2001            5,000           5,000
Cleveland OH Waterworks Rev. (First Mortgage)                6.50%    1/1/2002(Prere.)    3,000           3,133
Columbus OH GO                                               5.00%   5/15/2002            3,000           3,050
Columbus OH GO VRDO                                          2.85%    6/7/2001              800             800
Columbus OH Sewer Rev. VRDO                                  2.95%    6/7/2001            3,100           3,100
Cuyahoga County OH Econ. Dev. Rev. VRDO
 (Cleveland Orchestra)                                       3.05%    6/4/2001LOC         2,620           2,620
Cuyahoga County OH Hosp. Rev. (Meridia Health System)        7.00%   8/15/2001(Prere.)   10,370          10,633
Cuyahoga County OH Hosp. Rev. VRDO
 (Cleveland Clinic Foundation)                               2.90%    6/6/2001LOC         8,500           8,500
Cuyahoga County OH Hosp. Rev. VRDO
 (Cleveland Clinic Foundation)                               2.95%    6/6/2001            1,800           1,800
Cuyahoga County OH Hosp. Rev. VRDO
 (Cleveland Clinic Foundation)                               2.95%    6/6/2001(2)         2,300           2,300
Cuyahoga County OH Hosp. Rev. VRDO
 (Univ. Health Systems, Inc.)                                2.95%    6/7/2001(2)        17,570          17,570
Dublin OH City School Dist. BAN                             3.215%  12/12/2001            4,600           4,608

---------------------------------------------------------------------------------------------------------------
                                                                                           FACE          MARKET
                                                                        MATURITY         AMOUNT          VALUE*
OHIO TAX-EXEMPT MONEY MARKET FUND                            COUPON         DATE          (000)           (000)
---------------------------------------------------------------------------------------------------------------
Dublin OH City School Dist. BAN                              4.53%  12/12/2001      $     2,500   $       2,503
Fairfield County OH BAN                                      4.87%   7/11/2001            4,605           4,607
Franklin County OH Hosp. Rev. VRDO (U.S. Health Corp.)       2.95%    6/7/2001LOC         5,400           5,400
Granville OH Exempt Village School Dist. BAN                 3.59%   12/6/2001            5,000           5,011
Granville OH Exempt Village School Dist. BAN                 3.60%    5/2/2002            2,500           2,511
Granville OH Exempt Village School Dist. BAN                 4.87%   7/17/2001            2,500           2,502
Hamilton County OH Hosp. Fac. Rev. VRDO
 (Health Alliance of Greater Cincinnati)                     2.85%    6/6/2001(1)         1,160           1,160
Hamilton County OH Hosp. Fac. Rev. VRDO
 (Health Alliance of Greater Cincinnati)                     2.90%    6/6/2001(1)         4,400           4,400
Indian Hill OH Exempt Village School Dist
 Hamilton County BAN                                         4.42%   6/28/2001            2,000           2,001
Indian Hill OH Exempt Village School Dist.
 Hamilton County BAN                                         4.86%   6/28/2001(1)        10,600          10,605
Kent State Univ. OH Rev. VRDO                                3.05%    6/6/2001            6,600           6,600
Lakota OH Local School Dist. BAN                             3.67%   7/18/2001            2,225           2,227
Lakota OH Local School Dist. BAN                             4.55%   7/18/2001           10,000          10,006
Lorain County OH Hosp. Fac. Rev. CP
 (Catholic Healthcare Partners)                              3.45%   6/22/2001           19,600          19,600
Mason OH City School Dist. BAN                               3.81%   9/17/2001           15,000          15,023
Mason OH City School Dist. BAN                               4.80%   8/30/2001            4,900           4,905
Montgomery County OH VRDO (Catholic Health Initiatives)      3.05%    6/6/2001            4,600           4,600
North Ridgeville OH BAN                                      4.60%  10/17/2001            7,600           7,607
Northeast Ohio Regional Sewer Dist. Rev.                     6.50%  11/15/2001(2)(Prere.)10,500          10,761
Ohio Air Quality Dev. Auth. Rev. VRDO (Timken Co. Project)   2.95%    6/6/2001LOC         5,000           5,000
Ohio Air Quality Dev. Auth. Rev. VRDO (Timken Co. Project)   3.05%    6/6/2001LOC         6,700           6,700
Ohio Air Quality Dev. Auth. VRDO
 (Cincinnati Gas & Electric Co. Project)                     3.00%    6/4/2001LOC        11,200          11,200
Ohio Air Quality Dev. Auth. VRDO
 (Cincinnati Gas & Electric Co. Project)                     3.10%    6/4/2001LOC        12,000          12,000
Ohio Building Auth. Rev. (State Correctional Fac.)           6.50%   10/1/2001            5,100           5,137
Ohio Building Auth. Rev. TOB VRDO                            3.03%    6/7/2001(1)Y        5,358           5,358
Ohio Higher Educ. Fac. Comm. Rev. CP
 (Case Western Reserve Univ.)                                3.10%   7/25/2001            8,000           8,000
Ohio Higher Educ. Fac. Comm. Rev. CP
 (Case Western Reserve Univ.)                                3.10%   7/26/2001            9,000           9,000
Ohio Higher Educ. Fac. Comm. Rev. CP
 (Case Western Reserve Univ.)                                3.15%   6/19/2001           10,000          10,000
Ohio Higher Educ. Fac. Comm. Rev. CP
 (Case Western Reserve Univ.)                                3.20%   8/16/2001            5,000           5,000
Ohio Higher Educ. Fac. Comm. Rev. VRDO
 (Case Western Reserve Univ.)                                2.90%    6/6/2001              800             800
Ohio Higher Educ. Fac. Comm. Rev. VRDO (Kenyon College)      3.05%    6/6/2001            8,900           8,900
Ohio Higher Educ. Fac. Comm. Rev. VRDO
 (Mount Union College Project)                               3.01%   6/7/2001LOC          1,405           1,405
Ohio Higher Educ. Fac. Comm. Rev. VRDO
 (Xavier Univ. Project)                                      3.00%    6/7/2001LOC         4,000           4,000
Ohio Housing Finance Agency Mortgage Rev.                    3.40%    3/1/2002            5,000           5,000
Ohio Housing Finance Agency Mortgage Rev.                    3.60%    9/1/2001            2,560           2,562
Ohio Housing Finance Agency Mortgage Rev.                    4.35%   8/30/2001            6,100           6,100
Ohio Housing Finance Agency Mortgage Rev. TOB VRDO           3.07%    6/7/2001Y           4,055           4,055
Ohio PCR VRDO (Sohio Air British Petroleum Co.)              3.05%    6/4/2001            3,300           3,300
Ohio Public Fac. Comm Rev. (Higher Educ. Capital Fac.)       4.50%    6/1/2001(1)         5,000           5,000
Ohio Public Fac. Comm Rev. (Higher Educ. Capital Fac.)       4.50%   11/1/2001            1,000           1,005

---------------------------------------------------------------------------------------------------------------
                                                                                           FACE          MARKET
                                                                        MATURITY         AMOUNT          VALUE*
                                                             COUPON         DATE          (000)           (000)
---------------------------------------------------------------------------------------------------------------
Ohio Public Fac. Comm Rev. TOB VRDO
 (Higher Educ. Capital Fac.)                                 3.00%    6/7/2001Y     $     6,510  $        6,510
Ohio School Dist. Cash Flow Borrowing Program COP TAN        5.13%   6/29/2001            7,105           7,109
Ohio Solid Waste Rev. VRDO
 (BP Exploration & Oil Inc. Project)                         3.20%    6/4/2001           43,600          43,600
Ohio Special Obligation Rev.
 (Elementary & Secondary Educ. Capital Fac.)                 5.00%   12/1/2001(4)         2,520           2,545
Ohio State Common Schools Capital Fac.                       4.25%   6/15/2001            9,500           9,504
Ohio State Univ. CP                                          3.30%   7/12/2001            5,900           5,900
Ohio State Univ. VRDO                                        3.00%    6/6/2001            3,500           3,500
Ohio Water Dev. Auth. PCR VRDO (Ohio Edison Co. Project)     3.15%    6/4/2001LOC         5,955           5,955
Ohio Water Dev. Auth. Rev. VRDO (Duquesne Light Co.)         3.15%    6/6/2001(2)         4,300           4,300
Ohio Water Dev. Auth. Rev. VRDO (Mead Corp.)                 3.10%    6/4/2001LOC         2,900           2,900
Ohio Water Dev. Auth. Rev. VRDO (Timken Co. Project)         2.95%    6/6/2001LOC        10,000          10,000
Portage County OH BAN                                        4.75%   11/1/2001           10,000          10,014
Ross County OH Hosp. Fac. Rev. VRDO
 (Medical Center Hosp. Project)                              3.01%    6/7/2001LOC         3,965           3,965
Sylvania OH City School Dist. BAN                            4.73%   7/25/2001            2,500           2,502
Toledo OH City Services Special Assessment VRDO              3.00%    6/7/2001LOC        13,800          13,800
Univ. of Cincinnati OH General Receipts Rev.                 4.00%    5/1/2002            8,750           8,824
                                                                                                  -------------
OUTSIDE OHIO:
Puerto Rico Govt. Dev. Bank VRDO                             2.55%    6/6/2001 (1)          300             300
                                                                                                  -------------
---------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $490,171)                                                                                        490,171
---------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
---------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                      6,373
Liabilities                                                                                              (6,873)
                                                                                                  -------------
                                                                                                           (500)
                                                                                                  -------------
---------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------
Applicable  to  489,670,072  outstanding  $.001 par value  shares of  beneficial
interest (unlimited authorization)                                                                     $489,671
===============================================================================================================
NET ASSET VALUE PER SHARE                                                                                 $1.00
===============================================================================================================

*See  Note  A  in  Notes  to  Financial  Statements.
+Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2001, the aggregate value of these securities was $15,923,000, representing 3.3% of net assets.
For key to abbreviations and other references, see page 19.


--------------------------------------------------------------------------------
AT MAY 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                               Amount          Per
                                                (000)        Share
--------------------------------------------------------------------------------
Paid-in Capital                               $489,674       $1.00
Undistributed Net Investment Income                 --         --
Accumulated Net Realized Losses                     (3)        --
Unrealized Appreciation                             --         --
--------------------------------------------------------------------------------
NET ASSETS                                    $489,671       $1.00
================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                                           FACE          MARKET
                                                                        MATURITY         AMOUNT          VALUE*
OHIO LONG-TERM TAX-EXEMPT FUND                               COUPON         DATE          (000)           (000)
---------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.4%)
---------------------------------------------------------------------------------------------------------------
ISSUER INSURED (81.6%)
Adams County OH School Dist. GO                              5.55%     12/1/2009(1)$      1,000  $        1,067
Akron-Bath-Copley OH Joint Township Hosp. Dist. Rev.
 (Akron Medical Center Project)                              5.50%      1/1/2008(2)       1,000           1,038
Akron-Bath-Copley OH Joint Township Hosp. Dist. Rev.
 (Akron Medical Center Project)                             5.375%      1/1/2017(2)       3,000           3,038
American Muni. Power OH Inc. (Omega JV2 Project)             5.25%      1/1/2011(2)       1,425           1,510
American Muni. Power OH Inc. (Omega JV2 Project)             5.25%      1/1/2014(2)       2,625           2,709
American Muni. Power OH Inc. (Omega JV2 Project)             5.25%      1/1/2015(2)       2,865           2,934
American Muni. Power OH Inc. (Omega JV2 Project)             5.25%      1/1/2016(2)       1,015           1,033
Amherst OH Exempt Village School Dist. GO                    5.75%     12/1/2017(3)       1,300           1,378
Amherst OH Exempt Village School Dist. GO                    5.75%     12/1/2018(3)       1,300           1,372
Athens OH City School Dist. GO                               6.65%     12/1/2013(4)         640             757
Athens OH City School Dist. GO                               6.65%     12/1/2014(4)         680             805
Athens OH City School Dist. GO                               6.65%     12/1/2015(4)         725             858
Athens OH City School Dist. GO                               6.65%     12/1/2016(4)         770             912
Aurora County OH School Dist. GO                             5.80%     12/1/2016(3)       3,000           3,143
Avon Lake OH Refunding & Improvement GO                      5.50%     12/1/2014(2)       1,245           1,314
Barberton OH School Dist. GO                                5.125%     11/1/2022(3)       1,000             983
Bedford Heights OH GO                                        5.65%     12/1/2014(2)         500             545
Bowling Green State Univ. OH General Receipts Rev.           5.75%      6/1/2012(3)         750             817
Bowling Green State Univ. OH General Receipts Rev.           5.75%      6/1/2013(3)       1,125           1,218
Bowling Green State Univ. OH General Receipts Rev.           5.75%      6/1/2014(3)       1,190           1,280
Bowling Green State Univ. OH General Receipts Rev.           5.75%      6/1/2015(3)         500             535
Butler County OH Sewer System Rev.                          5.375%     12/1/2015(3)       1,230           1,272
Butler County OH Sewer System Rev.                           6.25%     12/1/2002(2)
                                                                           (Prere.)       2,925           3,089
Butler County OH Transp. Improvement Dist. Rev.              6.00%      4/1/2011(4)       4,000           4,423
Butler County OH Transp. Improvement Dist. Rev.              6.00%      4/1/2012(4)       2,320           2,550
Canal Winchester OH Local School Dist. GO                    6.00%     12/1/2013(3)       1,680           1,885
Canton OH GO (Water Works System)                            5.75%     12/1/2010(2)       1,000           1,071
Canton OH GO (Water Works System)                            5.85%     12/1/2015(2)       1,000           1,055
Canton OH GO                                                5.375%     12/1/2007(2)       1,000           1,050
Clermont County OH Hosp. Fac. Rev. (Mercy Health System)     5.50%      9/1/2006(2)       2,500           2,629
Cleveland-Cuyahoga County OH Port Auth. Rev.
 (Rock & Roll Hall of Fame)                                  5.40%     12/1/2015(2)       2,000           2,058
Cleveland OH Airport System Rev.                             0.00%      1/1/2005(1)       3,975           3,445
Cleveland OH Airport System Rev.                            5.125%      1/1/2022(4)       5,525           5,324
Cleveland OH Airport System Rev.                             5.25%      1/1/2012(4)       4,985           5,152
Cleveland OH Airport System Rev.                             5.25%      1/1/2013(4)       5,550           5,684
Cleveland OH Airport System Rev.                             5.25%      1/1/2014(4)       2,705           2,789
Cleveland OH GO                                             5.375%      9/1/2010(2)       1,000           1,075
Cleveland OH GO                                             5.375%      9/1/2012(2)       1,000           1,068
Cleveland OH GO                                              5.50%      8/1/2009(1)       4,500           4,864
Cleveland OH GO                                              5.50%     12/1/2011(3)       1,340           1,455
Cleveland OH GO                                              5.50%     12/1/2012(3)       1,415           1,520
Cleveland OH GO                                              5.50%     12/1/2020(3)       1,135           1,162
Cleveland OH GO                                              5.60%     12/1/2013(3)       1,600           1,719
Cleveland OH GO                                              6.25%     10/1/2001(1)
                                                                           (Prere.)       2,500           2,578
Cleveland OH Public Power System Rev.                        5.25%    11/15/2016(1)       5,950           6,030
Cleveland OH School Dist. GO                                 0.00%     12/1/2005(3)         700             585
Cleveland OH School Dist. GO                                 0.00%     12/1/2006(3)         700             557
Cleveland OH School Dist. GO                                 0.00%     12/1/2007(3)         500             377

---------------------------------------------------------------------------------------------------------------
                                                                                           FACE          MARKET
                                                                        MATURITY         AMOUNT          VALUE*
                                                             COUPON         DATE          (000)           (000)
---------------------------------------------------------------------------------------------------------------
Cleveland OH School Dist. GO                                 0.00%     12/1/2008(3) $       400   $         286
Cleveland OH School Dist. GO                                5.875%     12/1/2011(3)       1,500           1,583
Cleveland OH Waterworks Rev.                                 5.25%      1/1/2014(4)       6,840           7,040
Cleveland OH Waterworks Rev.                                 5.50%      1/1/2013(1)       3,805           4,078
Cleveland OH Waterworks Rev.                                 5.50%      1/1/2021(1)Y      6,500           6,819
Cleveland OH Waterworks Rev.                                 6.25%      1/1/2015(2)         195             202
Cuyahoga County OH Hosp. Rev.
 (Univ. Hosp. Health System)                                5.375%     1/15/2009(1)       3,500           3,694
Cuyahoga County OH Hosp. Rev.
 (Univ. Hosp. Health System)                                 5.50%     1/15/2019(1)       7,545           7,619
Cuyahoga County OH Hosp. Rev. VRDO
 (Univ. Hosp. Health System)                                 2.95%      6/7/2001(2)         300             300
Defiance OH Waterworks System GO                             5.65%     12/1/2018(2)       1,130           1,179
Dublin OH School Dist. GO                                    0.00%     12/1/2005(3)       1,220           1,019
Dublin OH School Dist. GO                                    0.00%     12/1/2006(3)       1,220             971
Fairborn OH City School Dist. School Improvement GO          6.40%     12/1/2015(4)         500             566
Fairfield County OH Hosp. Rev.
 (Lancaster-Fairfield Hosp.)                                5.375%     6/15/2015(1)       3,000           3,143
Fairfield OH City School Dist. GO                           5.375%     12/1/2020(3)       1,200           1,217
Fairfield OH City School Dist. GO                            5.50%     12/1/2016(3)       1,840           1,914
Forest Hills OH School Dist. GO                              6.00%     12/1/2007(1)         750             834
Franklin County OH Convention Center Rev.                    0.00%     12/1/2007(1)       4,355           3,286
Gallia County OH Hosp. Rev.
 (Holzer Medical Center Project)                            5.125%     10/1/2013(2)       2,000           2,041
Greater Cleveland OH Regional Transp. Auth. GO               5.00%     12/1/2018(3)       1,000             985
Greater Cleveland OH Regional Transp. Auth. GO              5.375%     12/1/2010(3)       1,665           1,782
Greater Cleveland OH Regional Transp. Auth. GO              5.375%     12/1/2012(3)       1,500           1,579
Greater Cleveland OH Regional Transp. Auth. GO              5.375%     12/1/2013(3)       1,850           1,934
Greater Cleveland OH Regional Transp. Auth. GO               5.60%     12/1/2011(3)       5,505           5,843
Greater Cleveland OH Regional Transp. Auth. GO               5.65%     12/1/2006(3)
                                                                           (Prere.)       1,000           1,100
Greene County OH Sewer System Rev.                          5.125%     12/1/2020(1)       2,000           1,979
Hamilton County OH Hosp. Fac. Rev. (Children's Hosp.)        5.20%     5/15/2009(1)       2,000           2,097
Hamilton County OH Hosp. Fac. Rev. (Children's Hosp.)       5.375%     5/15/2013(1)       2,235           2,333
Hamilton County OH Hosp. Fac. Rev. VRDO
 (Health Alliance of Greater Cincinnati)                     2.90%      6/6/2001(1)         700             700
Hamilton County OH Sales Tax Rev.
 (Hamilton County Football Project)                          4.75%     12/1/2027(1)       1,500           1,349
Hamilton County OH Sales Tax Rev.
 (Hamilton County Football Project)                          5.00%     12/1/2027(1)       1,750           1,664
Hamilton County OH Sales Tax Rev.
 (Hamilton County Football Project)                          5.50%     12/1/2013(1)       2,000           2,103
Hamilton County OH Sales Tax Rev.
 (Subordinated Capital Appreciation)                         0.00%     12/1/2028(2)       9,915           2,131
Hamilton County OH Sewer System Rev.                         5.45%     12/1/2009(3)       3,250           3,514
Hamilton County OH Sewer System Rev.                        5.625%     12/1/2013(1)         965           1,035
Hamilton County OH Sewer System Rev.                        5.625%     12/1/2014(1)         755             803
Hamilton OH Water System Rev.                                6.30%    10/15/2021(1)       2,000           2,049
Heath OH City School Dist. GO                                0.00%     12/1/2012(3)         665             377
Hilliard OH School Dist. GO                                  5.75%     12/1/2019(3)       2,000           2,073
Hilliard OH School Dist. GO                                  6.55%     12/1/2005(3)         500             558
Hilliard OH School Dist. GO (Capital Appreciation
 School Improvement)                                         0.00%     12/1/2012(3)       3,220           1,827
Hilliard OH School Dist. GO (Capital Appreciation
 School Improvement)                                         0.00%     12/1/2013(3)       3,220           1,716
Hilliard OH School Dist. GO (Capital Appreciation
 School Improvement)                                         0.00%     12/1/2014(3)       2,720           1,362

---------------------------------------------------------------------------------------------------------------
                                                                                           FACE          MARKET
                                                                        MATURITY         AMOUNT          VALUE*
OHIO LONG-TERM TAX-EXEMPT FUND                               COUPON         DATE          (000)           (000)
---------------------------------------------------------------------------------------------------------------
Hilliard OH School Dist. GO (Capital Appreciation
 School Improvement)                                         0.00%     12/1/2015(3)$      3,720  $        1,747
Kent State Univ. Ohio Rev. VRDO                              3.05%      6/6/2001(1)       1,165           1,165
Lake County OH Hosp. Fac. Rev.
 (Lake Hosp. System Inc.)                                   5.375%     8/15/2015(2)       2,900           2,981
Lake Ohio Local School Dist. Stark County GO                 5.55%     12/1/2014(3)       1,000           1,057
Lake Ohio Local School Dist. Stark County GO                 5.75%     12/1/2021(3)       1,000           1,046
Lakota OH Local School Dist. GO (Refunding & Improvement)    5.50%     12/1/2015(3)       1,245           1,329
Lisbon OH School Dist. GO                                    6.25%     12/1/2017(2)       1,000           1,060
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)  5.625%      9/1/2014(1)       3,290           3,450
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)   6.00%      9/1/2006(1)       1,500           1,642
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)   6.00%      9/1/2008(1)       1,250           1,383
Loveland OH City School Dist. GO                             5.25%     12/1/2014(1)       1,000           1,032
Lucas County OH Hosp. Rev. (ProMedica Health Care)          5.625%    11/15/2015(2)       2,500           2,625
Lucas County OH Hosp. Rev. (ProMedica Health Care)          5.625%    11/15/2017(2)       2,075           2,154
Lucas County OH Hosp. Rev. (ProMedica Health Care)           5.75%    11/15/2009(1)       3,000           3,249
Lucas County OH Hosp. Rev. (ProMedica Health Care)           5.75%    11/15/2014(1)       6,000           6,360
Madison OH Local School Dist. Butler County GO               5.75%     12/1/2026(1)         750             780
Mahoning Valley OH Sanitation Dist. Water Rev.               5.75%    11/15/2018(4)       1,300           1,365
Marietta OH City School Dist. GO                             5.75%     12/1/2007(2)       1,500           1,566
Marion OH City School Dist. GO                               6.40%     12/1/2011(4)         650             753
Marion OH City School Dist. GO                               6.45%     12/1/2012(4)         695             808
Marion OH City School Dist. GO                               6.45%     12/1/2013(4)         370             431
Marion OH City School Dist. GO                               6.50%     12/1/2014(4)         285             334
Marion OH GO                                                 5.40%     12/1/2020(1)       1,000           1,016
Marysville OH Water System Rev.                              7.05%     12/1/2001(1)
                                                                           (Prere.)       1,250           1,289
Medina OH School Dist. GO                                    6.20%     12/1/2002(3)
                                                                           (Prere.)       2,100           2,236
Middletown OH GO                                             5.75%     12/1/2019(3)       2,500           2,625
Mount Vernon OH Sewer System Rev.                            6.00%     12/1/2012(2)         750             780
New Philadelphia OH School Dist. GO                          6.25%     12/1/2017(2)       2,300           2,396
Nordonia Hills OH Local School Dist. GO
 (Capital Appreciation School Improvement)                   0.00%     12/1/2011(2)       1,200             723
Nordonia Hills OH Local School Dist. GO
 (Capital Appreciation School Improvement)                   0.00%     12/1/2012(2)       1,700             961
North Canton OH GO                                           5.90%     12/1/2004(2)
                                                                           (Prere.)       2,000           2,196
North Olmsted OH GO (Library Improvement)                    5.50%     12/1/2014(3)       1,215           1,278
North Olmsted OH GO (Library Improvement)                    5.50%     12/1/2016(3)       1,355           1,408
Northeast Ohio Regional Sewer Dist Rev.                      5.60%    11/15/2013(2)       1,880           1,962
Northeast Ohio Regional Sewer Dist. Rev.                     5.60%    11/15/2014(2)       1,500           1,559
Oak Hills OH Local School Dist. GO                           7.20%     12/1/2009(1)       1,625           1,951
Ohio Building Auth. Rev. (Adult Correctional Fac.)           5.50%      4/1/2016(2)       4,965           5,107
Ohio Building Auth. Rev. (Adult Correctional Fac.)           5.95%     10/1/2013(1)       3,000           3,146
Ohio Building Auth. Rev. (State Fac. Highway
 Safety Building Fund)                                       5.50%     10/1/2017(4)       1,305           1,350
Ohio Building Auth. Rev. (State Fac. Highway
 Safety Building Fund)                                       5.50%     10/1/2018(4)       1,380           1,422
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)                0.00%     12/1/2006(3)       1,000             796
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)               5.375%     12/1/2013(2)       2,900           3,059
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)               5.375%     12/1/2014(2)       3,055           3,193
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)               5.375%     12/1/2016(2)       1,795           1,848
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)                6.60%     12/1/2003(3)       2,200           2,416
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)                6.75%     12/1/2002(3)       1,000           1,073
Ohio Higher Educ. Fac. Rev. (Xavier Univ.)                   5.30%     5/15/2017(1)       2,200           2,233

---------------------------------------------------------------------------------------------------------------
                                                                                           FACE          MARKET
                                                                        MATURITY         AMOUNT          VALUE*
                                                             COUPON         DATE          (000)           (000)
---------------------------------------------------------------------------------------------------------------
Ohio Higher Educ. Fac. Rev. (Xavier Univ.)                  5.375%  5/15/2022(1)   $       6,250 $        6,300
Ohio Higher Educ. Fac. Rev. (Xavier Univ.)                   6.00%  5/15/2011(1)           2,000          2,183
Ohio Turnpike Comm. Rev.                                     5.25%  2/15/2013(3)           1,780          1,850
Ohio Turnpike Comm. Rev.                                     5.70%  2/15/2006(1)
                                                                        (Prere.)          1,000           1,099
Ohio Water Dev. Auth. Pollution Control Fac. Rev.           5.125%   6/1/2019(1)          1,900           1,890
Ohio Water Dev. Auth. Pollution Control Fac. Rev.            5.50%   6/1/2011(1)          2,300           2,450
Ohio Water Dev. Auth. Pollution Control Fac. Rev.            5.50%  12/1/2014(1)          1,195           1,235
Ohio Water Dev. Auth. Rev. (Fresh Water)                     5.25%  12/1/2012(4)          2,990           3,123
Ohio Water Dev. Auth. Rev. (Fresh Water)                     5.90%  12/1/2015(2)          3,250           3,428
Ohio Water Dev. Auth. Rev. (Pure Water)                      5.50%  12/1/2011(2)          1,000           1,032
Ohio Water Dev. Auth. Rev. (Pure Water)                      7.00%  12/1/2009(2)(ETM)     1,500           1,748
Olmsted Falls OH School Dist. GO                             5.85% 12/15/2017(3)          2,000           2,086
Olmsted Falls OH School Dist. GO                             6.85% 12/15/2004(3)
                                                                        (Prere.)            565             638
Ottowa County OH GO                                          7.00%   9/1/2001(2)
                                                                        (Prere.)            500             515
Perrysburg OH Exempted Village School Dist. GO               5.75%  12/1/2013(4)          1,385           1,525
Pickerington OH Local School Dist. GO                        5.80%  12/1/2009(3)            500             545
Revere OH School Dist. GO                                    6.00%  12/1/2016(2)          3,850           4,020
Reynoldsburg OH School Dist. GO                              0.00%  12/1/2009(3)          1,465             991
Reynoldsburg OH School Dist. GO                              0.00%  12/1/2010(3)          1,465             937
Reynoldsburg OH School Dist. GO                              6.55%     12/1/2002(3)
                                                                           (Prere.)       3,600           3,852
Richland County OH GO                                        5.40%     12/1/2015(2)       1,120           1,149
Richland County OH GO                                        6.95%     12/1/2011(2)         450             508
Springboro OH Community City School Dist. GO                 5.25%     12/1/2016(2)       1,850           1,874
Summit County OH GO                                          6.25%     12/1/2012(3)       1,420           1,614
Summit County OH GO                                          6.50%     12/1/2016(3)       2,000           2,270
Summit County OH GO                                          6.90%      8/1/2002(2)
                                                                           (Prere.)         175             183
Summit County OH GO                                          6.90%      8/1/2003(2)
                                                                           (Prere.)       2,425           2,610
Summit County OH GO
 (Sanitary Sewer System Improvement)                         5.50%     12/1/2015(3)       1,015           1,066
Toledo OH GO (Limited Tax Street Improvement)                5.35%     12/1/2015(3)       2,525           2,613
Toledo OH Waterworks Rev.                                    5.25%    11/15/2013(3)       2,000           2,087
Trumbull County OH Hosp. Rev.
 (Trumbull Memorial Hosp.)                                   6.25%    11/15/2003(3)
                                                                           (Prere.)       2,000           2,141
Univ. of Akron OH General Receipts Rev.                      5.50%      1/1/2019(3)       2,545           2,610
Univ. of Cincinnati OH COP                                  5.125%      6/1/2028(1)       2,500           2,418
Univ. of Cincinnati OH COP                                   5.50%      6/1/2014(1)       1,000           1,051
Univ. of Cincinnati OH General Receipts Rev.                 5.75%      6/1/2015(3)       1,000           1,074
Univ. of Cincinnati OH General Receipts Rev.                 5.75%      6/1/2016(3)       1,910           2,038
Univ. of Cincinnati OH General Receipts Rev.                 5.75%      6/1/2017(3)       1,285           1,366
Univ. of Cincinnati OH General Receipts Rev.                 5.75%      6/1/2018(3)       1,500           1,586
Univ. of Cincinnati OH General Receipts Rev.                 5.75%      6/1/2019(3)       2,500           2,636
Univ. of Toledo OH General Receipts Rev.                     5.25%      6/1/2014(3)         975           1,006
Univ. of Toledo OH General Receipts Rev.                     5.25%      6/1/2015(3)       1,025           1,050
Univ. of Toledo OH General Receipts Rev.                     5.25%      6/1/2016(3)       1,080           1,099
Westerville OH City School Dist. GO                          5.50%     12/1/2012(1)       1,250           1,339
Westerville OH City School Dist. GO                          5.50%     12/1/2015(1)       2,000           2,092
Westerville OH City School Dist. GO                          5.50%     12/1/2017(1)       1,225           1,266
Wood County OH GO (Justice Center)                           5.95%     12/1/2007(2)       1,750           1,831
Woodridge OH School Dist. GO                                 6.00%     12/1/2019(2)       1,000           1,048
Woodridge OH School Dist. GO                                 6.80%     12/1/2014(2)       2,000           2,402
Wooster OH School Dist. GO                                   0.00%     12/1/2009(4)       2,195           1,485
Wooster OH School Dist. GO                                   0.00%     12/1/2010(4)       2,265           1,449
Wooster OH School Dist. GO                                   0.00%     12/1/2011(4)       2,315           1,398

---------------------------------------------------------------------------------------------------------------
                                                                                           FACE          MARKET
                                                                        MATURITY         AMOUNT          VALUE*
OHIO LONG-TERM TAX-EXEMPT FUND                               COUPON         DATE          (000)           (000)
---------------------------------------------------------------------------------------------------------------
OUTSIDE OHIO:
Puerto Rico Govt. Dev. Bank VRDO                             2.55%      6/6/2001(1) $       600  $          600
Puerto Rico Highway & Transp. Auth. VRDO                     2.50%      6/6/2001(2)         200             200
Puerto Rico Public Building Auth. Rev.                       0.00%      7/1/2001(3)         850             848
                                                                                                  -------------
                                                                                                        366,190
                                                                                                  -------------
SECONDARY MARKET INSURED (2.1%)
Franklin County OH Hosp. Rev.
 (Mount Carmel Health-Holy Cross Health System)              6.75%      6/1/2002(1)
                                                                           (Prere.)       2,000           2,116
Ohio Higher Educ. Fac. Rev. (John Carroll Univ.)             5.75%      4/1/2019(1)       4,000           4,166
Ohio Higher Educ. Fac. Rev. (John Carroll Univ.)             5.85%      4/1/2020(1)       2,875           3,049
                                                                                                  -------------
                                                                                                          9,331
                                                                                                  -------------
NONINSURED (14.7%)
Cincinnati OH Water System Rev.                              5.50%     12/1/2013          1,380           1,466
Cincinnati OH Water System Rev.                              5.50%     12/1/2015          2,000           2,091
Columbus OH GO                                               5.25%     5/15/2009          1,000           1,067
Columbus OH GO                                               5.50%    11/15/2012          7,310           7,876
Cuyahoga County OH Econ. Dev. Rev. VRDO
 (Cleveland Orchestra)                                       3.05%      6/4/2001LOC       1,800           1,800
Cuyahoga County OH Hosp. Rev. (Cleveland Clinic Health)     5.125%      1/1/2029          1,250           1,196
Cuyahoga County OH GO (Capital Improvement)                  5.75%     12/1/2012          2,000           2,179
Cuyahoga County OH GO (Capital Improvement)                  5.75%     12/1/2013          2,000           2,166
Cuyahoga County OH GO (Capital Improvement)                  5.75%     12/1/2014          2,000           2,152
Cuyahoga County OH GO (Capital Improvement)                  5.75%     12/1/2015          1,710           1,826
Dublin County OH GO                                          5.00%     12/1/2020          2,500           2,436
Dublin County OH GO                                          6.00%     12/1/2015          1,140           1,243
Franklin County OH GO                                        5.00%     12/1/2017          3,405           3,379
Franklin County OH GO                                       5.375%     12/1/2020          4,255           4,320
Indian Hill OH Exempt Village School Dist.
 Hamilton County GO                                          5.50%     12/1/2015          1,295           1,355
Montgomery County OH GO                                      5.50%     12/1/2019          1,165           1,200
Ohio Air Quality Dev. Auth. VRDO
 (Cincinnati Gas & Electric Co. Project)                     3.00%      6/4/2001LOC       2,250           2,250
Ohio Air Quality Dev. Auth. VRDO (Mead Corp.)                3.10%      6/4/2001LOC       1,300           1,300
Ohio Building Auth. Rev. (State Fac. Adult Correctional)     5.75%      4/1/2014          2,000           2,149
Ohio Building Auth. Rev. (State Fac. Art Building Project)   5.50%      4/1/2014          1,585           1,669
Ohio Building Auth. Rev. (State Fac. Art Building Project)   5.50%      4/1/2015          1,500           1,567
Ohio Higher Educ. Fac. Auth. Comm. Rev.
 (Case Western Reserve Univ.)                                6.50%     10/1/2020            250             294
Ohio Higher Educ. Fac. Comm. Rev. VRDO (Kenyon College)      3.05%      6/6/2001          1,300           1,300
Ohio Higher Educ. Fac. Rev. (Denison Univ. Project)          5.50%     11/1/2014          1,000           1,055
Ohio Housing Finance Agency Mortgage Rev.                    3.80%      9/1/2002          2,750           2,765
Ohio Housing Finance Agency Mortgage Rev.                   5.025%      3/1/2021          2,250           2,284
Ohio Housing Finance Agency Mortgage Rev.                    5.45%      9/1/2031          3,975           4,126
Ohio Parks & Recreation Capital Fac. Rev.                    5.50%     12/1/2014            500             527
Ohio Parks & Recreation Capital Fac. Rev.                    5.50%     12/1/2015          2,245           2,350
Ohio State Univ. General Receipts Rev.                       5.75%     12/1/2013          1,000           1,083
Ohio State Univ. General Receipts Rev.                       5.75%     12/1/2014          1,000           1,075
Rocky River OH City School Dist. GO                         5.375%     12/1/2017          2,200           2,284
                                                                                                  -------------
                                                                                                         65,830
                                                                                                  -------------

---------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost $427,925)                                                                                         441,351
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                                         MARKET
                                                                                                         VALUE*
                                                                                                          (000)
---------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.6%)
---------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                    $ 7,988
Liabilities                                                                                                (974)
                                                                                                  -------------
                                                                                                          7,014
                                                                                                  -------------
---------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------
Applicable  to  38,077,309  outstanding  $.001  par value  shares of  beneficial
interest (unlimited authorization)                                                                     $448,365
===============================================================================================================
NET ASSET VALUE PER SHARE                                                                                $11.78
===============================================================================================================

*See Note A in Notes to Financial Statements.
+Securities with a value of $525,000 have been segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see below.


--------------------------------------------------------------------------------
AT MAY 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                         Amount               Per
                                          (000)             Share
--------------------------------------------------------------------------------
Paid-in Capital                        $435,187            $11.43
Undistributed Net Investment Income          --                --
Accumulated Net Realized Losses            (268)               --
Unrealized Appreciation--Note F
 Investment Securities                   13,426               .35
 Futures Contracts                           20                --
--------------------------------------------------------------------------------
NET ASSETS                             $448,365            $11.78
================================================================================


KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
PCR--Pollution Control Revenue Bond.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
VRDO--Variable Rate Demand Obligation.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS
This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                                          OHIO
                                            OHIO TAX-EXEMPT          LONG-TERM
                                               MONEY MARKET         TAX-EXEMPT
                                                       FUND               FUND
                                             -----------------------------------
                                                 SIX MONTHS ENDED MAY 31, 2001
                                                 -----------------------------
                                                       (000)              (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Interest                                            $8,850            $10,954
--------------------------------------------------------------------------------
 Total Income                                         8,850             10,954
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
 Investment Advisory Services                            29                 26
 Management and Administrative                          357                297
 Marketing and Distribution                              41                 28
Custodian Fees                                            4                  4
Auditing Fees                                             4                  4
Shareholders' Reports                                     2                  3
--------------------------------------------------------------------------------
 Total Expenses                                         437                362
 Expenses Paid Indirectly--Note C                        (4)                (6)
--------------------------------------------------------------------------------
 Net Expenses                                           433                356
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                 8,417             10,598
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                             (10)             1,012
 Futures Contracts                                       --                (90)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                (10)               922
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                   --              7,137
 Futures Contracts                                       --                 20
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)         --              7,157
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                     $8,407            $18,677
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts shown as Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------------------------
                                                      OHIO TAX-EXEMPT                          OHIO LONG-TERM
                                                     MONEY MARKET FUND                        TAX-EXEMPT FUND
                                               ---------------------------              ---------------------------------
                                                 SIX MONTHS           YEAR                SIX MONTHS                 YEAR
                                                      ENDED          ENDED                     ENDED                ENDED
                                               MAY 31, 2001  NOV. 30, 2000              MAY 31, 2001        NOV. 30, 2000
                                                      (000)          (000)                     (000)                (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                              $ 8,417       $ 18,128                  $ 10,598             $ 19,878
 Realized Net Gain (Loss)                               (10)            17                       922                 (591)
 Change in Unrealized Appreciation (Depreciation)        --             --                     7,157               12,751
--------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets
  Resulting from Operations                           8,407         18,145                    18,677               32,038
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                               (8,417)       (18,128)                  (10,598)             (19,878)
 Realized Capital Gain                                   --             --                        --                   --
--------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                 (8,417)       (18,128)                  (10,598)             (19,878)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                             292,108        487,124                    64,003               83,390
 Issued in Lieu of Cash Distributions                 7,316         15,144                     7,569               14,205
 Redeemed                                          (282,643)      (474,599)                  (30,831)             (89,532)
--------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) from
  Capital Share Transactions                         16,781         27,669                    40,741                8,063
--------------------------------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                           16,771         27,686                    48,820               20,223
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                472,900        445,214                   399,545              379,322
--------------------------------------------------------------------------------------------------------------------------
 End of Period                                     $489,671       $472,900                  $448,365             $399,545
==========================================================================================================================
1Shares Issued (Redeemed)
 Issued                                             292,108        487,124                     5,398                7,436
 Issued in Lieu of Cash Distributions                 7,316         15,144                       639                1,262
 Redeemed                                          (282,643)      (474,599)                   (2,602)              (8,007)
--------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding      16,781         27,669                     3,435                  691
==========================================================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                                             OHIO TAX-EXEMPT MONEY MARKET FUND
                                                                   YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING          SIX MONTHS ENDED   ------------------------------------------------
THROUGHOUT EACH PERIOD               MAY 31, 2001      2000      1999       1998       1997    1996
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $1.00     $1.00     $1.00      $1.00      $1.00   $1.00
----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       .018      .039      .030       .033       .034    .034
 Net Realized and Unrealized Gain
  (Loss) on Investments                        --        --        --         --         --      --
----------------------------------------------------------------------------------------------------
 Total from Investment Operations            .018      .039      .030       .033       .034    .034
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income       (.018)    (.039)    (.030)     (.033)     (.034)  (.034)
 Distributions from Realized Capital Gains     --        --        --         --         --      --
----------------------------------------------------------------------------------------------------
 Total Distributions                        (.018)    (.039)    (.030)     (.033)     (.034)  (.034)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $1.00     $1.00     $1.00      $1.00      $1.00   $1.00
====================================================================================================
TOTAL RETURN                                1.78%     3.95%     3.04%      3.37%      3.49%   3.42%
====================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $490      $473      $445       $345       $298    $254
 Ratio of Total Expenses to
  Average Net Assets                       0.18%*     0.16%     0.18%      0.20%      0.19%   0.20%
 Ratio of Net Investment Income to
  Average Net Assets                       3.52%*     3.88%     3.00%      3.30%      3.43%   3.36%
====================================================================================================

*Annualized.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                                              OHIO LONG-TERM TAX-EXEMPT FUND
                                                                   YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING          SIX MONTHS ENDED   ------------------------------------------------
THROUGHOUT EACH PERIOD               MAY 31, 2001      2000      1999       1998       1997    1996
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $11.53    $11.17    $12.02     $11.72     $11.67  $11.63
----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       .289      .593      .582       .592       .598    .603
 Net Realized and Unrealized Gain
  (Loss) on Investments                      .250      .360     (.827)      .300       .110    .040
----------------------------------------------------------------------------------------------------
  Total from Investment Operations           .539      .953     (.245)      .892       .708    .643
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income       (.289)    (.593)    (.582)     (.592)     (.598)  (.603)
 Distributions from Realized Capital Gains     --        --     (.023)        --      (.060)     --
----------------------------------------------------------------------------------------------------
  Total Distributions                       (.289)    (.593)    (.605)     (.592)     (.658)  (.603)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $11.78    $11.53    $11.17     $12.02     $11.72  $11.67
====================================================================================================
TOTAL RETURN                                4.69%     8.79%    -2.13%      7.78%      6.30%   5.75%
====================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $448      $400      $379       $324       $253    $216
 Ratio of Total Expenses to
   Average Net Assets                      0.17%*     0.19%     0.19%      0.20%      0.17%   0.20%
 Ratio of Net Investment Income to
   Average Net Assets                      4.91%*     5.27%     5.00%      4.98%      5.17%   5.26%
Portfolio Turnover Rate                      31%*       16%        8%         8%        14%     17%
====================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Ohio Tax-Exempt Funds comprise the Ohio Tax-Exempt Money Market Fund and Ohio Long-Term Tax-Exempt Fund (formerly Ohio Insured Long-Term Tax-Exempt
Fund), each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2001, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                        CAPITAL CONTRIBUTION    PERCENTAGE        PERCENTAGE OF
                        TO VANGUARD                OF FUND           VANGUARD'S
OHIO TAX-EXEMPT FUND    (000)                   NET ASSETS       CAPITALIZATION
--------------------------------------------------------------------------------
Money Market               $90                   0.02%                  0.09%
Long-Term                   82                   0.02                   0.08
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian banks have also agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended May 31, 2001, these arrangements reduced expenses by:

--------------------------------------------------------------------------------
                                     EXPENSE REDUCTION
                                          (000)
                               --------------------------------
                               MANAGEMENT AND        CUSTODIAN
OHIO TAX-EXEMPT FUND           ADMINISTRATIVE             FEES
--------------------------------------------------------------------------------
Money Market                        --                    $4
Long-Term                           $2                     4
-------------------------------------------------------------------------------

D. During the six months ended May 31, 2001, the Long-Term Tax-Exempt Fund purchased $100,985,000 of investment securities and sold $64,564,000 of investment securities, other than temporary cash investments.

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Long-Term Tax-Exempt Fund had realized losses totaling $262,000 through November 30, 2000, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). At November 30, 2000, the fund had available a capital loss carryforward of $929,000 to offset future net capital gains of $93,000 through November 30, 2007, and $836,000 through November 30, 2008.

F. At May 31, 2001, net unrealized appreciation of Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $13,164,000 consisting of unrealized gains of $14,526,000 on securities that had risen in value since their purchase and $1,362,000 in unrealized losses on securities that had fallen in value since their purchase (see Note E).

------------------------------------------------------------------------------------------------
                                                                              (000)
                                                                   -----------------------------
                                                                    AGGREGATE
                                                NUMBER OF          SETTLEMENT         UNREALIZED
OHIO TAX-EXEMPT FUND/FUTURES CONTRACTS     LONG CONTRACTS              VALUE        APPRECIATION
------------------------------------------------------------------------------------------------
Long-Term/Municipal Bond Index                  25                   $2,561             $20
------------------------------------------------------------------------------------------------

G. In November 2000, the American Institute of Certified Public Accountants issued new accounting guidelines for investment companies, which will require the Long-Term Tax Exempt Fund to change its accounting policies to begin to accrete market discounts on municipal bonds effective for the fiscal year ending November 30, 2002. This accounting change will not affect the fund's net asset value, total return, or distributions to shareholders, but may result in certain amounts being reclassified from realized and unrealized gain to interest income for financial statement purposes. Management believes this change will have no material effect on the financial statements.

THE ADVANTAGES OF
 GETTING CONNECTED
  Visit Vanguard.com

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

     Consider the benefits of using VANGUARD.COM. on our website, you can:
     **Choose to receive all fund reports, as well as prospectuses, online. **Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R)
 Family of Funds

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
(California, Florida, Massachusetts, New Jersey, New York, Ohio, Pennsylvania) Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
(California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio



For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
 Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

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The Vanguard Group (R)
Post Office Box 2600
Valley Forge, PA 19482-2600

About Our Cover
Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-;1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

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FUND INFORMATION
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1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q962 072001